UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 9, 2014

Steadfast Apartment REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

18100 Von Karman Avenue, Suite 500

 Irvine, California 92612

 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 852-0700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Steadfast Apartment REIT, Inc. (the “Company”) is distributing a letter to the Company’s stockholders in connection with the delivery of the Company’s annual report to its stockholders. The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The information furnished under Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Letter to stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	April 9, 2014	By:	/s/ Kevin Keating
Kevin Keating
Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Letter to stockholders